UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2019

Semiannual Report

to Shareholders

DWS Multisector Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
8	Portfolio Management Team
9	Portfolio Summary
10	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights

32	Notes to Financial Statements
51	Information About Your Fund’s Expenses
53	Advisory Agreement Board Considerations and Fee Evaluation
58	Account Management Resources
60	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Multisector Income Fund

Letter to Shareholders

Dear Shareholder:

Despite shifting political sands — most notably the trade negotiations between China and the United States (the “U.S.”) — the economy continues to be resilient. A robust labor market, strong home sales, consumer confidence and other key metrics indicate that the underpinnings of the economy remain intact.

Looking ahead, while our Americas Chief Investment Officer (“CIO”) believes the U.S.-China trade conflict may de-escalate over the coming months, he notes that it is most likely to weigh on manufacturing activity. Since certain aspects of the conflict, such as intellectual property protection and other China reforms, will not happen quickly, the conflict could prolong into the second half of the year. In any event, uncertainty may well lead to continued market volatility. Against this backdrop, we see little near-term impetus for a resurgence in growth in the emerging markets beyond the stimulus efforts that are already underway in China.

Of course, these issues and their potential implications around the world bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments are warranted. We invite you to access these views often to understand the changing landscape and, most important, what it may mean for you.

While our diverse expertise in Active, Passive and Alternatives asset management — as well as our deep environmental, social and governance focus — complement each other when creating targeted investment strategies for our clients, the on-the-ground-knowledge of our economists, research analysts and investment professionals are brought together in one consistent global CIO View, which guides our strategic investment approach. We are local while being one global team with approximately 3,600 employees in offices all over the world. As always, we urge you to visit the “Insights” section of our Web site, dws.com, to review our most current market and economic perspectives.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results. There is no assurance provided that any investment objective will be achieved.

DWS Multisector Income Fund	|	3

Performance Summary	April 30, 2019 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/19
Unadjusted for Sales Charge	3.89%	1.84%	1.73%	5.40%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.03%	–0.96%	1.16%	5.11%
Bloomberg Barclays U.S. Universal Index†	5.56%	5.38%	2.86%	4.26%

Average Annual Total Returns as of 3/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		0.90%	1.73%	5.73%
Adjusted for the Maximum Sales Charge (max 2.75% load)		–1.88%	1.16%	5.43%
Bloomberg Barclays U.S. Universal Index†		4.53%	3.00%	4.36%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/19
Unadjusted for Sales Charge	3.72%	1.08%	0.97%	4.62%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.72%	1.08%	0.97%	4.62%
Bloomberg Barclays U.S. Universal Index†	5.56%	5.38%	2.86%	4.26%

Average Annual Total Returns as of 3/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		0.37%	0.97%	4.94%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		0.37%	0.97%	4.94%
Bloomberg Barclays U.S. Universal Index†		4.53%	3.00%	4.36%

Class R6		6-Month‡	1-Year	Life of Class*

Average Annual Total Returns as of 4/30/19
No Sales Charges		4.04%	2.13%	1.60%
Bloomberg Barclays U.S. Universal Index†		5.56%	5.38%	2.66%

Average Annual Total Returns as of 3/31/19 (most recent calendar quarter end)
No Sales Charges			1.40%	1.49%
Bloomberg Barclays U.S. Universal Index†			4.53%	2.68%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/19
No Sales Charges	4.21%	2.26%	1.96%	5.65%
Bloomberg Barclays U.S. Universal Index†	5.56%	5.38%	2.86%	4.26%

Average Annual Total Returns as of 3/31/19 (most recent calendar quarter end)
No Sales Charges		1.31%	1.96%	5.98%
Bloomberg Barclays U.S. Universal Index†		4.53%	3.00%	4.36%

4	|	DWS Multisector Income Fund

Institutional Class	6-Month‡	1-Year	Life of Class**

Average Annual Total Returns as of 4/30/19
No Sales Charges	4.03%	2.11%	1.89%
Bloomberg Barclays U.S. Universal Index†	5.56%	5.38%	2.66%

Average Annual Total Returns as of 3/31/19 (most recent calendar quarter end)
No Sales Charges		1.38%	1.78%
Bloomberg Barclays U.S. Universal Index†		4.53%	2.68%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 1.09%, 1.85%, 0.80%, 0.91% and 0.83% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Multisector Income Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 commenced operations on August 25, 2014.

**	Institutional Class commenced operations on November 3, 2014.

†

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.

‡	Total returns shown for periods less than one year are not annualized.

6	|	DWS Multisector Income Fund

	Class A	Class C	Class R6	Class S	Institutional Class

Net Asset Value
4/30/19	$4.41	$4.45	$4.41	$4.43	$4.42
10/31/18	$4.34	$4.37	$4.34	$4.35	$4.35

Distribution Information as of 4/30/19
Income Dividends, Six Months	$.10	$.08	$.10	$.10	$.10
April Income Dividend	$.0161	$.0135	$.0172	$.0168	$.0171
SEC 30-day Yield‡‡	3.10%	2.44%	3.44%	3.43%	3.44%
Current Annualized Distribution Rate‡‡	4.38%	3.64%	4.68%	4.55%	4.64%

‡‡

The SEC yield is net investment income per share earned over the month ended April 30, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.04%, 3.22% and 3.18% for Class A, R6 and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.32%, 4.46% and 4.38% for Class A, R6 and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Multisector Income Fund	|	7

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the Fund through May 15, 2019. Began managing the Fund in 2010.

–

Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

–	Portfolio Manager for US and UK Unconstrained Funds: London.

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of May 16,2019).

–

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

–	Senior Portfolio Manager and Co-Head of US Credit: New York.

–	BA and MA in Economics, State University of New York at Albany.

Kelly L. Beam, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of May 16,2019).

–	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.

–	Fixed Income Portfolio Manager: New York.

–	BS in Finance, Lehigh University; MBA, Fordham University.

8	|	DWS Multisector Income Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/19	10/31/18
Government & Agency Obligations	23%	25%
Corporate Bonds	18%	39%
Asset-Backed	17%	8%
Cash Equivalents	14%	3%
Collateralized Mortgage Obligations	11%	10%
Mortgage-Backed Securities Pass-Throughs	9%	2%
Commercial Mortgage-Backed Securities	6%	2%
Loan Participations and Assignments	2%	3%
Exchange-Traded Funds	0%	7%
Preferred Stocks	—	1%
	100%	100%

Quality (Excludes Securities Lending Collateral, Cash Equivalents and ETFs)	4/30/19	10/31/18
AAA	44%	16%
AA	6%	2%
A	10%	10%
BBB	16%	23%
BB	11%	26%
B	11%	20%
Below B	0%	1%
Not Rated	2%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	4/30/19	10/31/18
Effective Maturity	5.8 years	6.0 years
Effective Duration	3.9 years	4.1 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 58 for contact information.

DWS Multisector Income Fund	|	9

Investment Portfolio	as of April 30, 2019 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 19.2%
Communication Services 2.0%

Altice Financing SA, 144A, 7.5%, 5/15/2026	450,000	456,750

CCO Holdings LLC, 144A, 5.875%, 5/1/2027	890,000	924,487

CSC Holdings LLC, 144A, 5.5%, 4/15/2027	800,000	824,104

Expedia Group, Inc., 3.8%, 2/15/2028	1,775,000	1,747,975

Zayo Group LLC:

6.0%, 4/1/2023	140,000	142,275

6.375%, 5/15/2025	325,000	330,688

		4,426,279

Consumer Discretionary 0.7%

American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (b)	850,000	854,343

Asbury Automotive Group, Inc., 6.0%, 12/15/2024	180,000	186,300

Dana, Inc., 5.5%, 12/15/2024	185,000	187,313

Meritor, Inc., 6.25%, 2/15/2024	100,000	103,063

Panther BF Aggregator 2 LP, 144A, 6.25%, 5/15/2026	165,000	171,806

		1,502,825

Energy 4.7%

Boardwalk Pipelines LP, 4.95%, 12/15/2024	750,000	785,261

Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/2024	600,000	672,750

Chesapeake Energy Corp., 8.0%, 1/15/2025 (b)	630,000	637,875

CrownRock LP, 144A, 5.625%, 10/15/2025	500,000	493,750

Energy Transfer Operating LP, 4.05%, 3/15/2025	1,500,000	1,523,400

Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025	855,000	861,412

KazMunayGas National Co. JSC, 144A, 4.4%, 4/30/2023	2,500,000	2,559,500

Laredo Petroleum, Inc., 6.25%, 3/15/2023 (b)	555,000	511,988

MEG Energy Corp., 144A, 6.5%, 1/15/2025	500,000	502,500

Oasis Petroleum, Inc., 6.875%, 3/15/2022	582,000	584,183

Petrobras Global Finance BV, 5.299%, 1/27/2025	500,000	513,500

Range Resources Corp., 4.875%, 5/15/2025	180,000	165,825

Saudi Arabian Oil Co., 144A, 4.375%, 4/16/2049	465,000	451,775

		10,263,719

Financials 6.7%

Akbank Turk AS, 144A, 5.0%, 10/24/2022	500,000	461,000

Banco Santander SA, 3.5%, 4/11/2022	300,000	303,494

Bank of America Corp., 4.0%, 1/22/2025	1,500,000	1,536,947

BNP Paribas SA, 144A, 6.75%, Perpetual (c)	1,000,000	1,033,750

The accompanying notes are an integral part of the financial statements.

10	|	DWS Multisector Income Fund

	Principal Amount ($)(a)	Value ($)

BPCE SA, 144A, 4.875%, 4/1/2026	1,000,000	1,034,787

Citigroup, Inc., 5.5%, 9/13/2025	1,500,000	1,655,755

Credit Suisse Group AG, 144A, 7.5%, Perpetual (c)	750,000	803,438

HSBC Holdings PLC, 6.0%, Perpetual (c)	1,000,000	1,001,880

National Savings Bank, 144A, 5.15%, 9/10/2019	1,500,000	1,500,000

Royal Bank of Scotland Group PLC:

3.498%, 5/15/2023	1,500,000	1,499,014

7.5%, Perpetual (c)	850,000	874,438

Synchrony Financial, 4.375%, 3/19/2024	360,000	367,904

The Goldman Sachs Group, Inc., Series P, 5.0%, Perpetual (c)	1,500,000	1,428,000

Westpac Banking Corp., 5.0%, Perpetual (c)	1,105,000	1,014,428

		14,514,835

Health Care 0.5%
HCA, Inc., 5.25%, 6/15/2026	1,000,000	1,068,046

Industrials 1.3%

Bombardier, Inc., 144A, 5.75%, 3/15/2022	535,000	541,019

Covanta Holding Corp., 5.875%, 3/1/2024	195,000	200,606

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	800,000	832,800

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,285,000	1,288,213

		2,862,638

Information Technology 0.2%
Tencent Holdings Ltd., 144A, 3.975%, 4/11/2029	500,000	503,753

Materials 0.9%

Cascades, Inc., 144A, 5.5%, 7/15/2022	30,000	30,225

Constellium NV, 144A, 6.625%, 3/1/2025 (b)	1,000,000	1,040,000

Reynolds Group Issuer, Inc.:

144A, 5.125%, 7/15/2023	5,000	5,072

6.875%, 2/15/2021	722,530	725,240

Teck Resources Ltd., 144A, 8.5%, 6/1/2024	60,000	64,202

		1,864,739

Real Estate 0.5%

Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028	500,000	465,871

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	235,000	238,180

(REIT), 4.75%, 1/15/2028 (b)	265,000	272,083

		976,134

Utilities 1.7%

NRG Energy, Inc., 6.25%, 5/1/2024	1,950,000	2,012,790

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	11

	Principal Amount ($)(a)	Value ($)

Southern California Edison Co., Series E, 3.7%, 8/1/2025	1,750,000	1,775,586

		3,788,376
Total Corporate Bonds (Cost $41,422,412)		41,771,344

Mortgage-Backed Securities Pass-Throughs 8.8%

Federal National Mortgage Association:

3.5%, 5/1/2049 (d)	8,300,000	8,375,057

4.0%, with various maturities from 12/1/2040 until 5/1/2049 (d)	8,959,521	9,224,745

4.5%, 9/1/2039	1,583,987	1,677,893

Total Mortgage-Backed Securities Pass-Throughs (Cost $19,409,123)		19,277,695

Asset-Backed 17.5%
Automobile Receivables 1.1%

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	500,000	506,456

CPS Auto Receivables Trust:

“D”, Series 2014-A, 144A, 5.11%, 2/18/2020	122,477	122,478

“E”, Series 2015-C, 144A, 6.54%, 8/16/2021	1,000,000	1,030,535

Santander Drive Auto Receivables Trust, “C”, Series 2019-1, 3.42%, 4/15/2025	750,000	756,832

		2,416,301

Credit Card Receivables 5.2%

Chase Issuance Trust, “A1”, Series 2018-A1, 1-month USD-LIBOR + 0.200%, 2.673%**, 4/17/2023	6,900,000	6,900,539

Citibank Credit Card Issuance Trust, “A7”, Series 2017-A7, 1-month USD-LIBOR + 0.370%, 2.844%**, 8/8/2024	4,300,000	4,306,863

		11,207,402
Home Equity Loans 0.0%
CIT Group Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030	54,570	55,506

Miscellaneous 11.2%

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	1,050,000	1,060,573

Dell Equipment Finance Trust:

“C”, Series 2017-2, 144A, 2.73%, 10/24/2022	750,000	748,065

“D”, Series 2017-1, 144A, 3.44%, 4/24/2023	980,000	979,833

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	1,680,075	1,690,962

The accompanying notes are an integral part of the financial statements.

12	|	DWS Multisector Income Fund

	Principal Amount ($)(a)		Value ($)

Dryden 55 CLO Ltd., “D”, Series 2018-55A, 144A, 3-month USD-LIBOR + 2.850%, 5.447%**, 4/15/2031		2,000,000	1,937,088

Dryden Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 4.301%**, 7/18/2030		1,130,000	1,122,097

GoldenTree Loan Management CLO Ltd., “C1A”, Series 2X, REG S, 3-month EURO-LIBOR + 2.450% floor, 2.45%**, 1/20/2032	EUR	1,900,000	2,136,569

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026		417,993	412,871

JPMorgan Mortgage Acquisition Trust, “AF4”, Series 2007-CH1, 4.911%**, 11/25/2036		1,626,844	1,647,200

Jubilee CLO BV, “C1”, Series 2018-21A, 144A, 3-month EURO-LIBOR + 2.500% floor, 2.5%**, 1/15/2032	EUR	2,000,000	2,198,683

Madison Park Funding XIV Ltd., “DRR”, Series 2014-14A, 144A, 3-month USD-LIBOR + 2.950%, 5.542%**, 10/22/2030		1,000,000	975,738

Neuberger Berman CLO Ltd., “D”, Series 2018-28A, 144A, 3-month USD-LIBOR + 2.850%, 5.442%**, 4/20/2030		1,000,000	971,486

NRZ Excess Spread-Collateralized Notes, “D”, Series 2018-PLS1, 144A, 4.374%, 1/25/2023		1,074,829	1,073,180

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048		2,493,750	2,562,004

Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.702%**, 7/20/2030		2,000,000	1,987,634

Voya CLO Ltd., “CR”, Series 2016-3A, 144A, 3-month USD-LIBOR + 3.250%, 5.851%**, 10/18/2031		2,150,000	2,102,001

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048		740,625	734,426

			24,340,410
Total Asset-Backed (Cost $38,192,196)			38,019,619

Commercial Mortgage-Backed Securities 6.4%

BAMLL Commercial Mortgage Securities Trust, “C”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.350%, 3.823%**, 9/15/2034		667,000	661,574

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.773%**, 11/15/2035		612,875	613,642

Cloverleaf Cold Storage Trust, “B”, Series 2019-CHL2, 144A, 1-month USD-LIBOR + 1.350%, 3.823%**, 3/15/2036		3,500,000	3,506,554

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	13

	Principal Amount ($)(a)	Value ($)

CSAIL Commercial Mortgage Trust, “B”, Series 2019-C15, 4.476%, 3/15/2052	2,000,000	2,110,726

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 4.237%**, 11/19/2035	750,000	751,435

FHLMC Multifamily Structured Pass-Through Certificates, “X1”, Series K043, Interest Only, 0.668%**, 12/25/2024	7,360,038	195,685

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	2,715,491	2,548,601

GS Mortgage Securities Corp., “C”, Series 2018-FBLU, 144A, 1-month USD-LIBOR + 1.600%, 4.073%**, 11/15/2035	1,750,000	1,746,696

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 3.773%**, 12/15/2033	500,000	500,626

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 3.873%**, 11/15/2035	1,400,000	1,404,388

Total Commercial Mortgage-Backed Securities (Cost $14,156,515)		14,039,927

Collateralized Mortgage Obligations 11.7%

Banc of America Mortgage Securities, “2A2”, Series 2004-A, 4.82%**, 2/25/2034	132,403	133,332

Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 4.6%**, 12/25/2035	297,606	305,032

Countrywide Alternative Loan Trust, “1A4”, Series 2006-43CB, 6.0%, 2/25/2037	162,534	134,212

Countrywide Home Loans, “2A5”, Series 2004-13, 5.75%, 8/25/2034	244,022	243,105

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.477%**, 3/25/2031	833,333	838,021

“1M2”, Series 2018-C03, 1-month USD-LIBOR + 2.150%, 4.627%**, 10/25/2030	1,000,000	1,005,050

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 4.627%**, 9/25/2031	658,000	665,387

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 4.777%**, 8/25/2031	1,143,333	1,163,863

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.827%**, 1/25/2031	2,000,000	2,025,183

Federal Home Loan Mortgage Corp.:

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	6,164,809	1,307,637

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	803,018	39,124

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	152,225	16,693

The accompanying notes are an integral part of the financial statements.

14	|	DWS Multisector Income Fund

	Principal Amount ($)(a)	Value ($)

Federal National Mortgage Association:

“ZL”, Series 2017-55, 3.0%, 10/25/2046	1,584,702	1,454,579

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	1,432,255	285,179

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 4.927%**, 3/25/2049	2,530,000	2,569,640

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 5.127%**, 1/25/2049	225,000	231,897

“M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 4.977%**, 3/25/2030	1,000,000	1,030,792

“M2”, Series 2017-DNA2, 1-month USD-LIBOR + 3.450%, 5.927%**, 10/25/2029	1,000,000	1,082,899

Government National Mortgage Association:

“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029	5,741,503	635,367

“MZ”, Series 2014-27, 3.5%, 12/20/2043	3,160,213	3,218,000

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	2,525,086	454,239

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	979,336	106,864

“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	1,363,745	169,722

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	129,550	20,086

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	182,702	29,777

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	542,556	99,319

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	631,830	115,476

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	403,224	71,968

JPMorgan Mortgage Trust, “2A1”, Series 2006-A2, 4.277%**, 4/25/2036	613,666	592,125

Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 4.577%**, 10/25/2033	233,731	235,437

New Residential Mortgage Loan, “A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	979,952	986,681

STACR Trust:

“M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.577%**, 9/25/2048	1,081,081	1,077,878

“M2”, Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.150%, 4.627%**, 12/25/2030	1,400,000	1,403,069

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	1,398,471	1,410,485

Wells Fargo Mortgage-Backed Securities Trust:

“2A3”, Series 2004-EE, 4.572%**, 12/25/2034	140,334	141,788

“2A16”, Series 2005-AR10, 4.837%**, 6/25/2035	253,371	257,557

Total Collateralized Mortgage Obligations (Cost $22,503,150)		25,557,463

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	15

	Principal Amount ($)(a)		Value ($)
Government & Agency Obligations 22.6%
Other Government Related (e) 0.8%

Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025 (b)		350,000	319,347

Gazprom OAO, 144A, 4.95%, 7/19/2022		750,000	776,913

Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		500,000	563,891

			1,660,151

Sovereign Bonds 2.3%

Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027		350,000	346,770

Republic of Angola, 144A, 9.5%, 11/12/2025		300,000	336,297

Republic of Argentina Inflation-Linked Bond, 5.83%, 12/31/2033	ARS	479	83

Republic of Ecuador, 144A, 8.75%, 6/2/2023		200,000	212,000

Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	397,649

Republic of Indonesia, 4.45%, 2/11/2024		680,000	712,204

Republic of Namibia, 144A, 5.25%, 10/29/2025		400,000	387,760

Republic of Senegal, 144A, 6.25%, 7/30/2024		500,000	521,900

Republic of Sri Lanka, 144A, 5.75%, 1/18/2022 (b)		820,000	813,500

State of Qatar, 144A, 3.25%, 6/2/2026		1,250,000	1,245,645

			4,973,808

U.S. Treasury Obligations 19.5%

U.S. Treasury Bonds:

3.0%, 5/15/2047		240,000	243,103

3.0%, 2/15/2048		100,000	101,125

U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023		6,817,317	6,871,251

U.S. Treasury Note, 2.625%, 2/15/2029		35,000,000	35,356,836

			42,572,315
Total Government & Agency Obligations (Cost $49,061,115)			49,206,274

Loan Participations and Assignments 2.2%
Senior Loans**

Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 5.11%, 1/15/2024		1,925,000	1,930,554

DaVita, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.233%, 6/24/2021		685,800	688,115

First Data Corp., Term Loan, 1-month USD LIBOR + 2.000%, 4.481%, 4/26/2024		503,219	503,692

MEG Energy Corp., Term Loan B, 1-month USD LIBOR + 3.500%, 5.99%, 12/31/2023		50,436	50,530

NRG Energy, Inc., Term Loan B, 1-month USD LIBOR + 1.750%, 4.233%, 6/30/2023		953,473	954,269

The accompanying notes are an integral part of the financial statements.

16	|	DWS Multisector Income Fund

	Principal Amount ($)(a)	Value ($)

Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.474%, 6/2/2025	639,234	642,865

Total Loan Participations and Assignments (Cost $4,751,535)		4,770,025

Short-Term U.S. Treasury Obligations 2.1%

U.S. Treasury Bills:

2.362%***, 8/15/2019 (f)	2,000,000	1,985,970

2.563%***, 10/10/2019 (g)	700,000	692,519

2.573%***, 10/10/2019	1,890,000	1,869,800

Total Short-Term U.S. Treasury Obligations (Cost $4,546,135)		4,548,289

Convertible Bonds 0.3%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.615%**, PIK 10/18/2025 (h) (Cost $597,598)	595,683	640,061

	Shares	Value ($)
Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	16	195

Materials 0.0%

GEO Specialty Chemicals, Inc.* (h)	336,261	92,472

GEO Specialty Chemicals, Inc. 144A* (h)	966	266

		92,738
Total Common Stocks (Cost $207,506)		92,933

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (h) (Cost $70,220)	315	11,542

Exchange-Traded Funds 0.0%
Financial Select Sector SPDR Fund (Cost $3,910)	140	3,923

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	17

	Shares	Value ($)
Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.35% (i) (j) (Cost $3,533,555)	3,533,555	3,533,555

Cash Equivalents 15.1%
DWS Central Cash Management Government Fund, 2.46% (j) (Cost $32,827,686)	32,827,686	32,827,686

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $231,282,656)	107.5	234,300,336
Other Assets and Liabilities, Net	(7.5)	(16,389,915)

Net Assets	100.0	217,910,421

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 4/30/2019	Value ($) at 4/30/2019

Securities Lending Collateral 1.6%

DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.35% (i) (j)
8,224,090	—	4,690,535 (k)	—	—	44,416	—	3,533,555	3,533,555

Cash Equivalents 15.1%

DWS Central Cash Management Government Fund, 2.46% (i)

8,121,587	131,075,753	106,369,654	—	—	225,097	—	32,827,686	32,827,686

16,345,677	131,075,753	111,060,189	—	—	269,513	—	36,361,241	36,361,241

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of April 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable

The accompanying notes are an integral part of the financial statements.

18	|	DWS Multisector Income Fund

rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2019 amounted to $3,410,562, which is 1.6% of net assets.

(c)	Perpetual, callable security with no stated maturity date.

(d)	When-issued, delayed delivery or forward commitment securities included.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

(f)	At April 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	At April 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h)	Investment was valued using significant unobservable inputs.

(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(j)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended April 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	19

At April 30, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	6/28/2019	197	41,804,891	41,962,539	157,648
Ultra 10 Year U.S. Treasury Note	USD	6/19/2019	203	26,458,615	26,751,594	292,979
Total unrealized appreciation						450,627

At April 30, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Schatz	EUR	6/6/2019	333	41,752,243	41,801,335	(49,092)
Ultra Long U.S. Treasury Bond	USD	6/19/2019	4	660,364	657,125	3,239
Total net unrealized depreciation						(45,853)

At April 30, 2019, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps

Underlying Reference Obligation	Fixed Cash Flows Paid Frequency	Expiration Date	Notional Amount	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized (Depreciation) ($)
Markit CDX North America Investment Grade Index, Series 30	1.0%/ Quarterly	6/20/2023	13,400,000	USD	(305,006)	(199,951)	(105,055)

At April 30, 2019, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized (Depreciation) ($)
Fixed — 2.636% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/21/2020 1/21/2025	7,700,000	USD	(117,775)	—	(117,775)
Fixed — 2.729% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	1,800,000	USD	(39,010)	—	(39,010)

Total unrealized depreciation							(156,785)

The accompanying notes are an integral part of the financial statements.

20	|	DWS Multisector Income Fund

As of April 30, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	3,887,535	USD	4,462,906	5/31/2019	92,072	JPMorgan Chase Securities, Inc.
EUR	4,000,000	USD	4,550,436	6/26/2019	42,953	Credit Agricole
Total unrealized appreciation					135,025

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	4,000,000	JPY	499,706,000	5/8/2019	(247)	Credit Agricole

Currency Abbreviations
ARS Argentine Peso
EUR Euro
HUF Hungarian Forint
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	21

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (l)
Corporate Bonds	$—	$41,771,344	$—	$41,771,344
Mortgage-Backed Securities Pass-Throughs	—	19,277,695	—	19,277,695
Asset-Backed	—	38,019,619	—	38,019,619
Commercial Mortgage-Backed Securities	—	14,039,927	—	14,039,927
Collateralized Mortgage Obligations	—	25,557,463	—	25,557,463
Government & Agency Obligations	—	49,206,274	—	49,206,274
Loan Participations and Assignments	—	4,770,025	—	4,770,025
Short-Term U.S. Treasury Obligations	—	4,548,289	—	4,548,289
Convertible Bonds	—	—	640,061	640,061
Common Stocks (l)	195	—	92,738	92,933
Warrants	—	—	11,542	11,542
Exchange-Traded Funds	3,923	—	—	3,923
Short-Term Investments (l)	36,361,241	—	—	36,361,241
Derivatives (m)
Futures Contracts	453,866	—	—	453,866
Forward Foreign Currency Contracts	—	135,025	—	135,025
Total	$36,819,225	$197,325,661	$744,341	$234,889,227

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)
Futures Contracts	$(49,092)	$—	$—	$(49,092)
Credit Default Swap Contracts	—	(105,055)	—	(105,055)
Interest Rate Swap Contracts	—	(156,785)	—	(156,785)
Forward Foreign Currency Contracts	—	(247)	—	(247)
Total	$(49,092)	$(262,087)	$—	$(311,179)

(l)	See Investment Portfolio for additional detailed categorizations.

(m)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Multisector Income Fund

Statement of Assets and Liabilities

as of April 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $194,921,415) — Including $3,410,562 of securities loaned	$197,939,095
Investment in DWS Government & Agency Securities Portfolio (cost $3,533,555)*	3,533,555
Investment in DWS Central Cash Management Government Fund (cost $32,827,686)	32,827,686
Cash	265,232
Foreign currency, at value (cost $15,088)	18,079
Receivable for investments sold	317,347
Receivable for Fund shares sold	29,660
Interest receivable	1,187,809
Receivable for variation margin on futures contracts	79,701
Unrealized appreciation on forward foreign currency contracts	135,025
Foreign taxes recoverable	5,987
Other assets	43,778
Total assets	236,382,954

Liabilities
Payable upon return of securities loaned	3,533,555
Payable for investments purchased	316,251
Payable for investments purchased — when-issued securities	14,052,594
Payable for Fund shares redeemed	177,416
Payable for variation margin on centrally cleared swaps	12,896
Unrealized depreciation on forward foreign currency contracts	247
Accrued management fee	78,083
Accrued Trustees’ fees	3,081
Other accrued expenses and payables	298,410
Total liabilities	18,472,533
Net assets, at value	$217,910,421

Net Assets Consist of
Distributable earnings (loss)	$(52,695,785)
Paid-in capital	270,606,206
Net assets, at value	$217,910,421

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	23

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited) (continued)

Class A

Net Asset Value and redemption price per share ($158,008,735 ÷ 35,794,536 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.41

Maximum offering price per share (100 ÷ 97.25 of $4.41)	$4.53
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,392,464 ÷ 4,810,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.45
Class R6

Net Asset Value, offering and redemption price per share ($34,530 ÷ 7,822 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.41
Class S

Net Asset Value, offering and redemption price per share ($30,300,440 ÷ 6,845,406 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.43
Institutional Class

Net Asset Value, offering and redemption price per share ($8,174,252 ÷ 1,848,463 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.42

The accompanying notes are an integral part of the financial statements.

24	|	DWS Multisector Income Fund

Statement of Operations

for the six months ended April 30, 2019 (Unaudited)

Investment Income
Income:

Interest (net of foreign taxes withheld of $2,786)	$4,741,701
Dividends	145,871
Income distributions — DWS Central Cash Management Government Fund	225,097
Securities lending income, net of borrower rebates	44,416
Total income	5,157,085
Expenses:

Management fee	538,275
Administration fee	112,141
Services to shareholders	155,361
Distribution and service fees	303,897
Custodian fee	14,102
Professional fees	53,680
Reports to shareholders	33,375
Registration fees	30,651
Trustees’ fees and expenses	6,347
Other	25,607
Total expenses before expense reductions	1,273,436
Expense reductions	(149,385)
Total expenses after expense reductions	1,124,051
Net investment income	4,033,034

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(5,218,172)
Swap contracts	110,333
Futures	24,321
Forward foreign currency contracts	(168,534)
Foreign currency	94,517
(5,157,535)
Change in net unrealized appreciation (depreciation) on:

Investments	8,701,902
Swap contracts	23,462
Futures	959,143
Forward foreign currency contracts	(58,066)
Foreign currency	5,079
9,631,520
Net gain (loss)	4,473,985
Net increase (decrease) in net assets resulting from operations	$8,507,019

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	25

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

Operations:

Net investment income	$4,033,034	$10,037,505
Net realized gain (loss)	(5,157,535)	(4,099,629)
Change in net unrealized appreciation (depreciation)	9,631,520	(13,424,736)
Net increase (decrease) in net assets resulting from operations	8,507,019	(7,486,860)
Distributions to shareholders:

Class A	(3,564,623)	(7,399,868)
Class C	(432,862)	(1,035,293)
Class R6	(1,395)	(4,721)
Class S	(765,640)	(2,247,682)
Institutional Class	(185,842)	(268,050)
Total distributions	(4,950,362)	(10,955,614)
Fund share transactions:

Proceeds from shares sold	12,169,345	38,533,645
Reinvestment of distributions	4,617,941	10,229,354
Payments for shares redeemed	(41,937,285)	(109,578,119)
Net increase (decrease) in net assets from Fund share transactions	(25,149,999)	(60,815,120)
Increase (decrease) in net assets	(21,593,342)	(79,257,594)
Net assets at beginning of period	239,503,763	318,761,357

Net assets at end of period	$217,910,421	$239,503,763

The accompanying notes are an integral part of the financial statements.

26	|	DWS Multisector Income Fund

Financial Highlights

	Six Months Ended 4/30/19		Years Ended October 31,
Class A	(Unaudited)		2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.34		$4.64	$4.56	$4.53		$4.87	$4.88
Income (loss) from investment operations:

Net investment income[a]	.08		.16	.15	.12		.16	.19
Net realized and unrealized gain (loss)	.09		(.28)	.09	.06		(.31)	.02
Total from investment operations	.17		(.12)	.24	.18		(.15)	.21
Less distributions from:

Net investment income	(.10)		(.18)	(.15)	(.15)		(.19)	(.22)
Net realized gains	—		—	—	(.00	)***	—	—
Return of capital	—		—	(.01)	(.00	)***	—	—
Total distributions	(.10)		(.18)	(.16)	(.15)		(.19)	(.22)
Net asset value, end of period	$4.41		$4.34	$4.64	$4.56		$4.53	$4.87
Total Return (%)[b]	3.89	[c]**	(2.70)[c]	5.43	4.16	[c]	(3.22)[c]	4.36 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158		168	206	265		341	392
Ratio of expenses before expense reductions (%)	1.09	*	1.06	1.04	1.05		1.02	1.03
Ratio of expenses after expense reductions (%)	.97	*	1.06	1.04	1.04		.99	1.00
Ratio of net investment income (%)	3.62	*	3.58	3.38	2.73		3.40	3.96
Portfolio turnover rate (%)	77	**	129	135	177		168	160

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	27

	Six Months Ended 4/30/19		Years Ended October 31,
Class C	(Unaudited)		2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.37		$4.67	$4.59	$4.57		$4.90	$4.91
Income (loss) from investment operations:

Net investment income[a]	.06		.13	.12	.09		.13	.16
Net realized and unrealized gain (loss)	.10		(.29)	.09	.05		(.31)	.01
Total from investment operations	.16		(.16)	.21	.14		(.18)	.17
Less distributions from:

Net investment income	(.08)		(.14)	(.12)	(.12)		(.15)	(.18)
Net realized gains	—		—	—	(.00	)***	—	—
Return of capital	—		—	(.01)	(.00	)***	—	—
Total distributions	(.08)		(.14)	(.13)	(.12)		(.15)	(.18)
Net asset value, end of period	$4.45		$4.37	$4.67	$4.59		$4.57	$4.90
Total Return (%)[b]	3.72	[c]**	(3.41)[c]	4.62	3.14	[c]	(3.69)[c]	3.58 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21		25	38	53		74	80
Ratio of expenses before expense reductions (%)	1.85	*	1.82	1.81	1.80		1.77	1.78
Ratio of expenses after expense reductions (%)	1.72	*	1.82	1.81	1.80		1.75	1.75
Ratio of net investment income (%)	2.88	*	2.81	2.61	1.97		2.66	3.21
Portfolio turnover rate (%)	77	**	129	135	177		168	160

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

28	|	DWS Multisector Income Fund

	Six Months Ended 4/30/19		Years Ended October 31,					Period Ended
Class R6	(Unaudited)		2018	2017	2016		2015	10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$4.34		$4.64	$4.55	$4.53		$4.87	$4.95
Income (loss) from investment operations:

Net investment income[b]	.09		.18	.17	.14		.16	.06
Net realized and unrealized gain (loss)	.08		(.29)	.09	.04		(.30)	(.10)
Total from investment operations	.17		(.11)	.26	.18		(.14)	(.04)
Less distributions from:

Net investment income	(.10)		(.19)	(.16)	(.16)		(.20)	(.04)
Net realized gains	—		—	—	(.00	)***	—	—
Return of capital	—		—	(.01)	(.00	)***	—	—
Total distributions	(.10)		(.19)	(.17)	(.16)		(.20)	(.04)
Net asset value, end of period	$4.41		$4.34	$4.64	$4.55		$4.53	$4.87
Total Return (%)	4.04	[c]**	(2.43)	5.71	4.08	[c]	(2.98)[c]	(.82	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	35		111	112	108		10	10
Ratio of expenses before expense reductions (%)	.85	*	.77	.77	.83		.93	.69	*
Ratio of expenses after expense reductions (%)	.72	*	.77	.77	.82		.90	.68	*
Ratio of net investment income (%)	4.16	*	3.87	3.64	3.10		3.46	3.89	*
Portfolio turnover rate (%)	77	**	129	135	177		168	160	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	29

	Six Months Ended 4/30/19		Years Ended October 31,
Class S	(Unaudited)		2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.35		$4.65	$4.57	$4.54		$4.88	$4.88
Income (loss) from investment operations:

Net investment income[a]	.08		.17	.16	.13		.17	.20
Net realized and unrealized gain (loss)	.10		(.28)	.09	.06		(.31)	.03
Total from investment operations	.18		(.11)	.25	.19		(.14)	.23
Less distributions from:

Net investment income	(.10)		(.19)	(.16)	(.16)		(.20)	(.23)
Net realized gains	—		—	—	(.00	)***	—	—
Return of capital	—		—	(.01)	(.00	)***	—	—
Total distributions	(.10)		(.19)	(.17)	(.16)		(.20)	(.23)
Net asset value, end of period	$4.43		$4.35	$4.65	$4.57		$4.54	$4.88
Total Return (%)	4.21	[b]**	(2.52)[b]	5.61	4.32	[b]	(3.00)[b]	4.79 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30		38	69	59		118	128
Ratio of expenses before expense reductions (%)	.91	*	.88	.86	.86		.84	.82
Ratio of expenses after expense reductions (%)	.72	*	.88	.86	.85		.82	.78
Ratio of net investment income (%)	3.91	*	3.75	3.52	2.90		3.55	4.16
Portfolio turnover rate (%)	77	**	129	135	177		168	160

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

30	|	DWS Multisector Income Fund

	Six Months Ended 4/30/19		Years Ended October 31,				Period Ended
Institutional Class	(Unaudited)		2018	2017	2016		10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$4.35		$4.65	$4.57	$4.53		$4.87
Income (loss) from investment operations:

Net investment income[b]	.08		.17	.17	.13		.15
Net realized and unrealized gain (loss)	.09		(.28)	.08	.07		(.29)
Total from investment operations	.17		(.11)	.25	.20		(.14)
Less distributions from:

Net investment income	(.10)		(.19)	(.16)	(.16)		(.20)
Net realized gains	—		—	—	(.00	)***	—
Return of capital	—		—	(.01)	(.00	)***	—
Total distributions	(.10)		(.19)	(.17)	(.16)		(.20)
Net asset value, end of period	$4.42		$4.35	$4.65	$4.57		$4.53
Total Return (%)	4.03	[c]**	(2.46)[c]	5.69	4.55	[c]	(3.02	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		8	5	6		.04
Ratio of expenses before expense reductions (%)	.82	*	.80	.80	.81		.99	*
Ratio of expenses after expense reductions (%)	.72	*	.79	.80	.80		.90	*
Ratio of net investment income (%)	3.86	*	3.88	3.62	2.98		3.22	*
Portfolio turnover rate (%)	77	**	129	135	177		168	[d]

[a]	For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2015.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	31

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Multisector Income Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

32	|	DWS Multisector Income Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

DWS Multisector Income Fund	|	33

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities

34	|	DWS Multisector Income Fund

lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2019, the Fund had securities on loan, which were classified as corporate bonds and government and agency obligations in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of April 30, 2019
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$2,352,955	$ —	$ —	$ —	$2,352,955
Government and Agency Obligations	1,180,600	—	—	—	1,180,600
Total Borrowings	$3,533,555	$ —	$ —	$ —	$3,533,555
Gross amount of recognized liabilities for securities lending transactions					$3,533,555

DWS Multisector Income Fund	|	35

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities

36	|	DWS Multisector Income Fund

due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2018, the Fund had net tax basis capital loss carryforwards of approximately $50,963,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,490,000) and long-term losses ($31,473,000).

At April 30, 2019, the aggregate cost of investments for federal income tax purposes was $231,452,753. The net unrealized appreciation for all investments based on tax cost was $2,847,583. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $4,633,068 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,785,485.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

DWS Multisector Income Fund	|	37

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk

38	|	DWS Multisector Income Fund

may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2019, is included in a table following the Fund’s Investment Portfolio. For the period ended April 30, 2019, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $9,500,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may

DWS Multisector Income Fund	|	39

fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2019, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from approximately $13,400,000 to $33,300,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $56,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2019, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures

40	|	DWS Multisector Income Fund

contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $35,678,000 to $68,714,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $42,458,000 to $87,393,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2019, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2019 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $9,013,000 to $19,090,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,603,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $4,545,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2019 and the related location in the

DWS Multisector Income Fund	|	41

accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$—	$453,866	$—	$453,866
Foreign Exchange Contracts (b)	—	—	135,025	135,025
	$—	$453,866	$135,025	$588,891

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	(156,785)	(49,092)	—	(205,877)
Credit Contracts (c)	(105,055)	—	—	(105,055)
Foreign Exchange Contracts (d)	—	—	(247)	(247)
	$(261,840)	$(49,092)	$(247)	$(311,179)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	—	$24,321	$—	$24,321
Credit Contracts (e)	110,333	—	—	110,333
Foreign Exchange Contracts (e)	—	—	(168,534)	(168,534)
	$110,333	$24,321	$(168,534)	$(33,880)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from investments swap contracts, futures and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$(156,785)	$959,143	$—	$802,358
Credit Contracts (f)	180,247	—	—	180,247
Foreign Exchange Contracts (f)	—	—	(58,066)	(58,066)
	$23,462	$959,143	$(58,066)	$924,539

42	|	DWS Multisector Income Fund

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on investments swap contracts, futures and forward foreign currency contracts, respectively

As of April 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$92,072	$—	$—	$92,072
Credit Agricole	42,953	(247)	—	42,706
	$135,025	$(247)	$—	$134,778

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Agricole	$247	$(247)	$—	$—

C. Purchases and Sales of Securities

During the six months ended April 30, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$127,220,346	$189,110,150
U.S. Treasury Obligations	$35,406,585	$6,857,684

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”

DWS Multisector Income Fund	|	43

or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”) the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

DWS Alternatives Global Limited (formerly Deutsche Alternative Asset Management (Global) Limited), a direct, wholly owned subsidiary of DWS Group, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensates DWS Alternatives Global Limited for the services it provides to the Fund. Effective May 16, 2019, DWS Alternatives Global Limited no longer serves as subadvisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund’s average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the six months ended April 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.48% of the Fund’s average daily net assets.

For the period from November 1, 2018 through January 31, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.97%
Class C	1.72%
Class R6	.72%
Class S	.72%
Institutional Class	.72%

44	|	DWS Multisector Income Fund

For the six months ended April 30, 2019, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$98,295
Class C	14,831
Class S	32,174
Class R6	44
Institutional Class	4,041
$149,385

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2019, the Administration Fee was $112,141, of which $17,995 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2019
Class A	$35,775	$12,293
Class C	990	408
Class R6	37	14
Class S	4,504	1,605
Institutional Class	206	64
	$41,512	$14,384

DWS Multisector Income Fund	|	45

In addition, for the six months ended April 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$57,457
Class C	11,364
Class S	23,964
Institutional Class	2,987
$95,772

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2019
Class C	$87,469	$13,419

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2019	Annualized Rate
Class A	$187,399	$63,441	.23%
Class C	29,029	9,539	.25%
	$216,428	$72,980

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2019 aggregated $761.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or

46	|	DWS Multisector Income Fund

reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2019, the CDSC for Class C shares aggregated $208. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2019, DDI received $14,972 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $11,617, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,343.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of

DWS Multisector Income Fund	|	47

the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2019.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

48	|	DWS Multisector Income Fund

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,329,959	$5,777,363	4,104,391	$18,665,747
Class C	765,364	3,359,313	435,344	2,017,957
Class R6	202	869	342	1,551
Class S	434,606	1,894,862	2,495,126	11,264,996
Institutional Class	259,719	1,136,938	1,460,514	6,583,394
		$12,169,345		$38,533,645

Shares issued to shareholders in reinvestment of distributions
Class A	763,025	$3,308,958	1,521,482	$6,863,462
Class C	92,672	404,947	215,702	981,716
Class R6	324	1,395	1,049	4,721
Class S	164,993	716,799	465,907	2,111,405
Institutional Class	42,779	185,842	59,617	268,050
		$4,617,941		$10,229,354

Shares redeemed
Class A	(5,066,638)	$(21,977,561)	(11,303,905)	$(51,129,608)
Class C	(1,690,511)	(7,412,194)	(3,227,698)	(14,640,685)
Class R6	(18,210)	(78,484)	(43)	(192)
Class S	(2,512,077)	(10,842,782)	(9,084,394)	(41,051,473)
Institutional Class	(377,602)	(1,626,264)	(610,774)	(2,756,161)
		$(41,937,285)		$(109,578,119)

Net increase (decrease)
Class A	(2,973,654)	$(12,891,240)	(5,678,032)	$(25,600,399)
Class C	(832,475)	(3,647,934)	(2,576,652)	(11,641,012)
Class R6	(17,684)	(76,220)	1,348	6,080
Class S	(1,912,478)	(8,231,121)	(6,123,361)	(27,675,072)
Institutional Class	(75,104)	(303,484)	909,357	4,095,283
		$(25,149,999)		$(60,815,120)

DWS Multisector Income Fund	|	49

I. Merger

The Board of Trustees of the Fund approved the merger of the DWS Multisector Income Fund into the DWS Total Return Bond Fund. On the merger date, an investment in DWS Multisector Income Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in DWS Total Return Bond Fund. Therefore, as a result of the merger, shareholders of DWS Multisector Income Fund will be shareholders of DWS Total Return Bond Fund. The merger will be completed on or about August 5, 2019.

50	|	DWS Multisector Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, C, S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2018 to April 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Multisector Income Fund	|	51

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/19	$1,038.90	$1,037.20	$1,040.40	$1,042.10	$1,040.30
Expenses Paid per $1,000*	$4.90	$8.69	$3.64	$3.65	$3.64

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/19	$1,019.98	$1,016.27	$1,021.22	$1,021.22	$1,021.22
Expenses Paid per $1,000*	$4.86	$8.60	$3.61	$3.61	$3.61

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Multisector Income Fund	.97%	1.72%	.72%	.72%	.72%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

52	|	DWS Multisector Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Multisector Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (now known as DWS Alternatives Global Limited) (“DAAM Global”), an affiliate of DIMA, in September 2018 (effective May 16, 2019, DAAM Global no longer serves as sub-advisor to the Fund).

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

DWS Multisector Income Fund	|	53

The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended

54	|	DWS Multisector Income Fund

December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about

DWS Multisector Income Fund	|	55

institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

56	|	DWS Multisector Income Fund

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Multisector Income Fund	|	57

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

58	|	DWS Multisector Income Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 486	25155T 478	25155T 437
Fund Number	010	310	2391	1010

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

DWS Multisector Income Fund	|	59

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

60	|	DWS Multisector Income Fund

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2019

61	|	DWS Multisector Income Fund

Notes

Notes

DMIF-3

(R-027577-8 6/19)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multisector Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/2/2019